Exhibit 10.3

March 11, 2004

Watts Water Technologies, Inc.
Watts Regulator Co.
Watts Industries Europe B.V.
c/o Watts Water Technologies, Inc.
815 Chestnut Street
North Andover, Massachusetts  01845

Attention:                                         Chief Financial Officer

Re:                             Limited Waiver

Ladies and Gentlemen:

Reference is hereby made to that certain Revolving Credit Agreement, dated as of February 28, 2002 (as amended and in effect from time to time, the “Credit Agreement”), by and among (a) Watts Water Technologies, Inc. (f/k/a Watts Industries, Inc.), a Delaware corporation (the “Parent”), (b) Watts Regulator Co., a Massachusetts corporation (the “Domestic Borrower”), (c) Watts Industries Europe B.V., a private company with limited liability organized under the laws of The Netherlands (the “Foreign Borrower” and, collectively with the Domestic Borrower, the “Borrowers”, and each individually, a “Borrower”), (d) Fleet National Bank and the other lending institutions set forth on Schedule 1 to the Credit Agreement (the “Lenders”), and (e) Fleet National Bank, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).  Capitalized terms used herein and which are not otherwise defined shall have the respective meanings ascribed thereto in the Credit Agreement.

The Parent and the Borrowers have informed the Lenders and the Administrative Agent that (a) Taizhou Shida Plumbing Manufacturing Co. Ltd. (“Shida”), a Subsidiary of the Parent, currently has approximately $6,000,000 of Indebtedness owing to the Bank of China, which Indebtedness is secured by a Lien on the assets of Shida (the “Shida Secured Debt”); and (b) Tianjin Tanggu Watts Valve Co. Ltd. (“TWT”), a Subsidiary of the Parent, currently has approximately $1,200,000 of Indebtedness owing to the Bank of China, which Indebtedness is secured by a Lien on the assets of TWT (the “TWT Secured Debt”).  As you are aware, §8.1 of the Credit Agreement does not permit either the Shida Secured Debt or the TWT Secured Debt, and §8.2.1. of the Credit Agreement does not permit the Lien on the assets of either Shida or TWT to secure the Shida Secured Debt or the TWT Secured Debt, as the case may be.  As such, the Parent and its Subsidiaries are not in compliance with the covenants contained in §§8.1 and 8.2.1 of the Credit Agreement.

The Parent and the Borrowers have requested that the Lenders and the Administrative Agent waive, to the limited extent necessary to permit the above-

referenced non-compliance, the provisions of §§8.1 and 8.2.1 of the Credit Agreement from the date each of the Shida Secured Debt and TWT Secured Debt was incurred through April 30, 2004, but solely to permit the Shida Secured Debt and the TWT Secured Debt (including the Liens on the assets of each of Shida and TWT in favor of Bank of China to secure such Shida Secured Debt and TWT Secured Debt, as the case may be) to remain outstanding until (but not after) April 30, 2004.

In response to your request, upon the effectiveness of this letter as described in the paragraph below, the Lenders and the Administrative Agent hereby waive the provision of §§8.1 and 8.2.1 of the Credit Agreement solely to the extent necessary to permit the above-referenced non-compliance, only from the date each of the Shida Secured Debt and the TWT Secured Debt was incurred until April 30, 2004.  The failure by the Parent and the Borrowers to repay all the Shida Secured Debt and the TWT Secured Debt (including terminating all commitments thereunder) and to demonstrate to the satisfaction of the Administrative Agent that all Liens on the assets of each of Shida and TWT securing such Indebtedness have been released by not later than April 30, 2004 shall constitute an immediate Event of Default under the Credit Agreement.  The Parent and the Borrowers hereby represent and warrant that, on and as of the date hereof, (a) except as expressly set forth above, no Default or Event of Default has occurred and is continuing under the Credit Agreement and each of the other Loan Documents; and (b) each of the representations and warranties made by it in §6 of the Credit Agreement remain true as of the date hereof (except to the extent of changes resulting from transactions contemplated or permitted by the Credit Agreement and the other Loan Documents, and to the extent that such representations and warranties relate expressly to an earlier date).

This waiver letter shall not become effective until the Administrative Agent receives an original counterpart of this letter, duly executed by the Parent, the Borrowers, the Guarantors, the Required Lenders and the Administrative Agent.

Nothing contained in this waiver letter shall be construed to imply a willingness on the part of the Administrative Agent and the Lenders to grant any similar or other future waivers of any of the terms and conditions of the Credit Agreement or the other Loan Documents.

Except as specifically waived hereby, each of the terms and conditions of the Credit Agreement and the other Loan Documents are hereby ratified and confirmed and shall remain in full force and effect.  Nothing contained herein shall in any way prejudice, impair or effect any rights or remedies of the Administrative Agent and the Lenders under the Credit Agreement and the other Loan Documents.

This waiver letter may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

THIS WAIVER LETTER SHALL FOR ALL PURPOSES BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (WITHOUT REFERENCE TO CONFLICTS OF LAW).

Please acknowledge the foregoing by executing and returning five (5) copies of this letter to Alicia Szendiuch, Managing Director, Fleet National Bank, 100 Federal Street, Boston, MA  02110.

Very truly yours,

FLEET NATIONAL BANK

By:	/s/ Christopher J. Wickles
Name: Christopher J. Wickles
Title: Director

BANK OF AMERICA, N.A.

By:	/s/ Jonathan M. Phillips
Name: Jonathan M. Phillips
Title: VP

CITIZENS BANK OF MASSACHUSETTS

By:	/s/ Stephanie Epkins
Name: Stephanie Epkins
Title: VP

MELLON BANK, N.A.

By:
Name:
Title:

WACHOVIA BANK, NA successor to FIRST UNION NATIONAL BANK

By:	/s/ Sarah T. Warren
Name: Sarah T. Warren
Title: Director

BROWN BROTHERS HARRIMAN & CO.

		By:	/s/ John D. Rogers
Name: John D. Rogers
Title: SVP

JPMORGAN CHASE BANK

		By:	/s/ A. Neil Sweeny
Name: A. Neil Sweeny
Title: Vice President

KEYBANK NATIONAL ASSOCIATION

		By:	/s/ Thomas J. Purcell
Name: Thomas J. Purcell
Title: Senior Vice President

ACKNOWLEDGED AND AGREED:

WATTS REGULATOR CO.

By:	/s/ William C. McCartney
Title:

WATTS INDUSTRIES EUROPE B.V.

By:	/s/ J. van Kouterik
Title: C.F.O. Europe

WATTS WATER TECHNOLOGIES, INC.

By:	/s/ William C. McCartney
Title:

WATTS PREMIER, INC.

By:	/s/ William C. McCartney
Title:

WATTS SPACEMAKER, INC.

By:	/s/ William C. McCartney
Title:

WATTS RADIANT, INC.

By:	/s/ William C. McCartney
Title:

ANDERSON-BARROWS METALS CORPORATION

By:	/s/ William C. McCartney
Title:

WATTS DRAINAGE PRODUCTS, INC.

By:	/s/ William C. McCartney
Title:

WEBSTER VALVE, INC.

By:	/s/ William C. McCartney
Title:

WATTS DISTRIBUTION COMPANY, INC.

By:	/s/ William C. McCartney
Title:

JAMECO INDUSTRIES, INC.

By:	/s/ William C. McCartney
Title:

WATTS OCEAN B.V.

By:	/s/ J. van Kouterik
Title: Director

WATTS CAZZANIGA SPA

By:	/s/ J. van Kouterik
Title: Director

WATTS INTERMES SRL

By:	/s/ J. van Kouterik
Title: Director

HUNTER INNOVATIONS, INC.

By:	/s/ William C. McCartney
Title: